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                          SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[X ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMUNITY FINANCIAL CORP.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

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            [D.F. KING & CO., INC. LETTERHEAD]


                                        April 13, 2000






     Re:  Community Financial Corp. Proxy Contest -- 4/27/00

Dear ________:

     As you probably know, Community Financial Corp. ("CFIC") is engaged in a proxy contest started by Barrett Rochman, a dissident. The contest will come to a close with Community
Financial's Annual Meeting on April 27, 2000, just two short weeks from today.

     To assist you (or other registered representatives in your office) in your conversations with clients who own CFIC stock, enclosed please find copies of Community Financial Corp's most recent letter to stockholders. As you will see, a nationally respected, independent expert has recommended that CFIC stockholders vote to support their Board of Directors and against Mr. Rochman's proposal. We believe that your clients should find this of particular importance.

     CFIC's Board recommends a vote "for" its nominees and "against" the stockholder proposal on the WHITE card as the best means for stockholders to enhance the value of their CFIC investment. Time is short and each and every vote is important. Please note that if your clients hold stock in "Street Name" they must return their proxies directly to your Company's agent (ADP Services) in order for their shares to be voted.

     If you have questions, or would like additional copies of CFIC's materials, please call me at 212-269-5550. If you prefer, Wayne Benson, CFIC's President and Chief Executive
Officer, is also available at 618-395-8676.

     Thank you for your interest.

                              Sincerely,

                              /s/ Walter A. Denby

                              Walter A. Denby
                              Senior Vice President

Encl.